Exhibit 10(b)

FEDERAL AND STATE INCOME TAX ALLOCATION AGREEMENT
AMONG THE MEMBERS OF THE ENERGY FUTURE HOLDINGS CORP.
CONSOLIDATED GROUP

THIS AGREEMENT (“Agreement”) is executed on May 15, 2012 but effective as of January 1, 2010, by and among Energy Future Holdings Corp., a Texas corporation, and the undersigned entities.

RECITALS:

WHEREAS, Energy Future Holdings Corp. is the common parent of an affiliated group of corporations within the meaning of section 1504(a) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”), and the undersigned are members of such affiliated group or entities that are, for federal income tax purposes, disregarded as separate from a member of such affiliated group (the “Group”);

WHEREAS, it is the desire and intention of the parties to provide for the method of allocation of the consolidated United States income tax liability among them and that such allocation fairly preserve the economic rights and privileges that would have accrued to each of them from the filing of separate returns, including the benefit of losses and credits utilized in the consolidated return; and

WHEREAS, it is the desire and intention of the parties to provide for the method of allocation of the consolidated or combined state income or Texas franchise (or margin) tax liability among them and that such allocation fairly preserve the economic rights and privileges that would have accrued to each of them from the filing of separate returns, including the benefit of losses and credits utilized in the consolidated return;

NOW, THEREFORE, for and in consideration of the mutual covenants hereinafter contained, the parties hereto agree as follows:

Article 1 - Method of Allocation

1.1    Generally. If Energy Future Holdings Corp., or its successor as the common parent within the meaning of section 1504(a) of the Code (the “Common Parent”), files a consolidated United States Corporation Income Tax Return, the total consolidated United States income tax liability (which shall include any alternative minimum tax liability) after all credits allowed in arriving at such tax liability (the “Consolidated Tax Liability”) shall be allocated to each member of the Group in accordance with paragraph 1.2. The amount of liability so allocated to any member shall be an obligation of each such member due and owing in accordance with Article 3. To the extent it is determined that a tax benefit is properly allocable to any member in accordance with the allocation prescribed in paragraph 1.2, the amount of benefit so allocated shall be an obligation due and owing to each such member in accordance with Article 3.

1.2    Allocation of Consolidated Tax Liability. The members of the Group shall determine and allocate the Consolidated Tax Liability among themselves in the following manner:

Step 1: Each member shall be allocated a portion of the Consolidated Tax Liability equal to the Consolidated Tax Liability multiplied by a fraction, the numerator of which is the taxable income of such member and the denominator of which is the sum of the taxable incomes of all the members. A member's taxable income shall be the separate taxable income of the member determined under Treasury regulation section 1.1502-12, adjusted for the following items pursuant to Treasury regulation section 1.1552-1(a)(1)(ii):

(a)    the portion of the consolidated net operating loss deduction, the consolidated charitable contributions deduction, the consolidated dividends received deduction, the consolidated section 247 deduction, the consolidated section 582(c) net loss, and the consolidated section 922 deduction attributable to such member;

(b)    such member's net capital loss and section 1231 net loss, reduced by the portion of the consolidated net capital loss attributable to such member; and

(c)    the portion of any consolidated net capital loss carryover attributable to such member that is absorbed in the taxable year.

The additional amount allocated to a member under this Step 1 shall be further allocated under principles similar to those in this Step 1 to any entity that is, for federal income tax purposes, disregarded as an entity separate from such member.

Step 2: Pursuant to Treasury regulation section 1.1502-33(d)(3), an additional amount shall be allocated to each member equal to 100% of the excess, if any, of (i) the “separate return tax liability” of such member for the taxable year, over (ii) the amount allocated in Step 1 of this paragraph 1.2. As provided more fully in Treasury regulation section 1.1552-1(a)(2)(ii), a member's separate return tax liability shall equal the member's tax liability computed as if it had filed a separate return for the year except that:

(a)    gain or loss on intercompany transactions shall be taken into account as provided in Treasury regulation section 1.1502-13 as if a consolidated return had been filed for the year;

(b)    gain or loss relating to inventory adjustments shall be taken into account as provided in Treasury regulation section 1.1502-18 as if a consolidated return had been filed for the year;

(c)    transactions with respect to stock, bonds or other obligations of members shall be reflected as provided in Treasury regulation section 1.1502-13(f) and (g) as if a consolidated return had been filed for the year;

(d)    excess losses shall be included in income as provided in Treasury regulation section 1.1502-19 as if a consolidated return had been filed for the year;

(e)    in the computation of the deduction under section 167, property shall not lose its character as new property as a result of a transfer from one member to another member during the year;

(f)    a dividend distributed by one member to another member shall not be taken into account in computing the deductions under sections 243(a)(1), 244(a), 245, or 247 (relating to deductions with respect to dividends received and dividends paid);

(g)    basis shall be determined under Treasury regulation sections 1.1502-31 and 1.1502-32, and earnings and profits shall be determined under Treasury regulation section 1.1502-33 as if a consolidated return had been filed for the year; and

(h)    subparagraph (2) of Treasury regulation section 1.1502-3(f) shall apply as if a consolidated return had been filed for the year.

The additional amount allocated to a member under this Step 2 shall be further allocated under principles similar to those in this Step 2 to any entity that is, for federal income tax purposes, disregarded as an entity separate from such member.

Step 3: The additional amount allocated to members or disregarded entities pursuant to Step 2 of this paragraph 1.2 shall be paid by such members, or disregarded entities that are parties hereto, to the Common Parent on behalf of those other members that had items of income, deductions, net operating losses, or tax credits to which such total is attributable pursuant to a consistent method that reasonably reflects such items of income, deductions, net operating losses, or tax credits, such consistency and reasonableness to be determined by the Chief Financial Officer of the Common Parent (the “Chief Financial Officer”). Any income, deductions, net operating losses, or tax credits of any such other member that are attributable to any disregarded entity directly or indirectly owned by such other members shall be further allocated by such other member to such disregarded entity. In general, the amounts paid to members, or disregarded entities, will be deemed to be consistent and reasonable if paid on a basis equal to the applicable federal corporate income tax rate of net operating losses used and 100% of tax credits used unless such an allocation would be inequitable.

The method of allocation described in this paragraph 1.2 is intended to be consistent with Treasury regulation sections 1.1552-1(a)(1) and 1.1502-33(d)(3).

1.3     Quarterly Estimated Tax Payments. For purposes of determining each member's share of any quarterly estimated tax payments due with respect to the Consolidated Tax Liability, or if applicable, material state income or franchise tax liability, such quarterly Consolidated Tax Liability or state income or franchise tax liability shall be allocated among the members of the Group in accordance with paragraph 1.2 above. Any payments made by a member with respect to such quarterly estimated tax payments shall be a credit against any amounts due from such member with respect to the annual Consolidated Tax Liability. If the aggregate amount of quarterly payments made pursuant to this paragraph 1.3 for a taxable period exceeds the amount due and owing from such member with respect to the entire taxable period, such excess shall be refunded to such member pursuant to Article 3.

1.4     Carrybacks and Carryforwards. If part or all of a loss or credit is allocated to a member of the Group pursuant to Treasury regulation section 1.1502-21(b) or Treasury regulation section 1.1502-79, or a similar provision, and is carried back or carried forward to a year in which such member filed a separate return or a consolidated return with a different affiliated group, any refund or reduction in the Consolidated Tax Liability arising from such carryback or carryforward shall be for the benefit of such member. If a member of the Group has a loss or credit in a separate return year that may be carried back to a year in which the Group filed a consolidated United States Corporation Income Tax Return, any refund or reduction in the Consolidated Tax Liability arising from such carryback shall be for the benefit of the Group and shall be retained by the Common Parent. If a member of the Group has a loss or credit in a separate return year that may be carried forward to a year in which the Group filed a consolidated United States Corporation Income Tax Return, any refund or reduction in the Consolidated Tax Liability arising from such carryforward shall be allocated in accordance with paragraph 1.2. Notwithstanding the above, the Common Parent shall determine whether an election shall be made not to carry back part or all of a consolidated net operating loss for any tax year in accordance with Regulation Section 1.1502-21(b)(3).

1.5    Consolidated Alternative Minimum Tax. The amount of consolidated alternative minimum tax (“AMT”) allocated to a member is determined by multiplying the consolidated AMT by a fraction, the numerator of which is the separate adjusted AMT (as defined in proposed Treasury regulation section 1.1502-55(h)(6)(iv)) of the member for the year, and the denominator of which is the sum of all members' separate adjusted AMT for the year. The amount of allowable consolidated minimum tax credit (“MTC”) in a taxable year must be allocated among the members in accordance with the principles of proposed Treasury regulation section 1.1502-55(h)(6)(iv) and (7).

1.6     Earnings and Profits. For purposes of computing the earnings and profits of members of the Group, the Consolidated Tax Liability of the Group shall be calculated and allocated in accordance with Code section 1552(a)(1). Any difference between the amount of the Consolidated Tax Liability allocated to a member under this Agreement and the amount of Consolidated Tax Liability allocated to a member under Code section 1552(a)(1) shall be treated as a distribution or contribution, or both, as appropriate. The Group has not made any election to make extended tax allocations under Treasury regulation section 1.1502-33(d).

1.7    Allocation of State Taxes.

(a)     With the exception of state income and franchise taxes calculated on the basis of consolidated or combined taxable income, including the Texas margin tax, each member has filed state and local tax returns on a separate company or separate group basis, such that each member of the Group has paid tax solely on their respective tax items and not on the basis of any consolidated or combined reporting of their respective tax items. Accordingly, this agreement makes no provision for any allocation of separately computed state and local income or franchise tax liabilities.

(b)     Except for Texas margin tax (which is provided for in paragraph 1.7(c)), the amount of state income tax liability for the Group that is computed on a combined or consolidated basis shall be allocated to each member, and among any entity disregarded as an entity separate from such member, of the Group in accordance with similar principles to those set forth in paragraph 1.2.

(c)

(i)     The amount of combined Texas margin tax (“TMT”) for a taxable year is allocated among the members of the Group and other parties to this Agreement which are included in such combined group by multiplying (i) such combined TMT by (ii) a fraction, the numerator of which is the amount of TMT that each such entity would have paid if it had computed its TMT liability for the taxable year on a separate entity basis rather than as a part of the combined group (the “separate entity TMT”), and the denominator of which is the sum of all entities' separate entity TMT for the year. Each entity's separate entity TMT shall be based on the combined group's deduction election pursuant to section 171.101(a)(1)(B)(ii) of the Texas Tax Code.

(ii)     If an entity's separate entity TMT exceeds the amount allocated to such entity under paragraph 1.7(c)(i) above, then such entity shall be allocated an additional amount to reflect such excess. The additional amount allocated under this paragraph 1.7(c)(ii) shall be paid by such entity to the Common Parent on behalf of those other entities whose deductions, credits or other tax attributes resulted in such excess.  Such allocation shall be made pursuant to a consistent method that reasonably reflects such deductions, credits or other tax attributes, such consistency and reasonableness to be determined by the Chief Financial Officer.

Article 2 - Authority to Administer Agreement

2    To effectuate the stated intent of the parties hereto as contained in this Agreement, the Chief Financial Officer shall be authorized to:

(a)    determine the Consolidated Tax Liability and any state tax liability under paragraph 1.7 of the Group for each taxable period for which the Common Parent files a consolidated United States Corporation Income Tax Return, or similar combined or consolidated state tax return, by making the necessary elections and selecting the tax accounting methods that provide the maximum tax benefit for the Group;

(b)    determine and allocate to each member of the Group the appropriate liability or refund, if any, of the Consolidated Tax Liability in accordance with paragraph 1.2 and any state tax liability or refund, if any, in accordance with paragraph 1.7;

(c)    prescribe any tax elections or tax provisions that shall apply to each member of the Group;

(d)    prescribe the computer software, methods and procedures each member shall use to maintain such member's tax records and to prepare its tax returns; and

(e)    do all other things necessary and proper to effectuate the stated intent of the parties and the purposes of this Agreement.

Article 3 - Settlement of Allocations

3    The rights and obligations between and among the various members of the Group accruing under the provisions of this Agreement shall arise and be settled as follows:

(a)    Each member, or disregarded entity which is a party hereto, shall pay to the Common Parent its allocated share of Consolidated Tax Liability under Step 1 of paragraph 1.2 within 30 days after the Common Parent files a consolidated United States Corporation Income Tax Return for any taxable period (or with interest at such later date as agreed to by the Common Parent and the applicable member or disregarded entity).

(b)    Each member, or disregarded entity which is a party hereto, benefitting from another member's net operating losses, tax credits, or other tax attributes shall pay to the Common Parent its additional allocation determined under Step 2 of paragraph 1.2 within 30 days after the Common Parent files a consolidated United States Corporation Income Tax Return for any taxable period (or with interest at such later date as agreed to by the Common Parent and the applicable member or disregarded entity).

(c)    The Common Parent shall pay to each member, or disregarded entity which is a party hereto, with a net operating loss, tax credits, or other tax attributes during the taxable year, its allocable share of the total of the additional amounts due from other members as determined under Step 3 of paragraph 1.2 within 30 days after the Common Parent files a consolidated United States Corporation Income Tax Return for any taxable period (or with interest at such later date as agreed to by the Common Parent and the applicable member or disregarded entity).

(d)     Each member or disregarded entity which is a party hereto, as the case may be, shall pay to the Common Parent its allocated share of any state income or TMT liability under paragraph 1.7 within 30 days after the Common Parent files a consolidated or combined state income tax or TMT return or report for any taxable period (or with interest at such later date as agreed to by the Common Parent and the applicable member or disregarded entity). The Common Parent shall pay to each member, or disregarded entity which is a party hereto, with a net operating loss, tax credits, deductions or other tax attributes during the taxable year, its allocable share of the total of the additional amounts due from other members as determined under paragraph 1.7 within 30 days after the Common Parent files a consolidated or combined state income tax or TMT return or report for any taxable period (or with interest at such later date as agreed to by the Common Parent and the applicable member or disregarded entity).

(e)     All payments pursuant to this Article 3 shall be adjusted to reflect any quarterly estimated tax payments made pursuant to paragraph 1.3.

Article 4 - Adjustments

4.1    Tax. In the event the Consolidated Tax Liability is subsequently changed or otherwise adjusted by reason of an amended return, a claim for refund, a final “determination” as that term is defined in section 1313(a) of the Code, or any of the events specified in section 6213(b) or (d) of the Code, or otherwise, the Chief Financial Officer shall adjust the allocations accordingly. The amounts of any such adjustment shall become due and owing in accordance with Article 3 on the 30th day following the date giving rise to the recomputation (or with interest at such later date as agreed to by the Common Parent and the applicable member or disregarded entity). In the case of any refund, the Common Parent shall pay each member its share of such refund, determined in the same manner as in paragraph 1.2, within 30 days after receiving such refund (or with interest at such later date as agreed to by the Common Parent and the applicable member or disregarded entity), and in the case of an increase in tax liability, each member or disregarded entity, as the case may be, shall pay the Common Parent its allocable share of such increased tax liability within 30 days after receiving notice of such liability from the Common Parent (or with interest at such later date as agreed to by the Common Parent and the applicable member or disregarded entity).

4.2     Interest. If any interest is to be paid or received as a result of a consolidated tax deficiency or refund, such interest will be allocated among the members as follows:

(a)     any member having an overpayment of tax shall be credited with interest on such overpayment calculated in accordance with section 6611; and

(b)     any member having an underpayment of tax shall be allocated a portion of the total interest due equal to the amount of interest on such underpayment calculated in accordance with section 6601.

4.3     Penalties. Any penalty shall be allocated (i) if such penalty is associated with or attributable to the income or any act or omission of a particular member or members (or their disregarded subsidiaries), equitably to such member or among such members (or disregarded entities), or (ii) in all other cases, upon such basis as the Chief Financial Officer deems just and proper in view of all applicable circumstances.

4.4     State Tax Adjustments. In the event that any state income tax or TMT liability is subsequently changed or otherwise adjusted by reason of an amended return or any audit, litigation or similar proceeding, or otherwise, such change or adjustment, and any interest or penalties related thereto, shall be allocated under principles similar to paragraphs 4.1, 4.2 and 4.3.

Article 5 - Cooperation; Records; Contests

5.1     Cooperation. Each member of the Group and any disregarded entity shall cooperate with each other and with each other's agents, including accounting firms and legal counsel, in connection with tax matters relating to the parties and their affiliates including (a) preparation and filing of tax returns, (b) determining the liability for and amount of any taxes due (including estimated taxes) or the right to and amount of any refund of taxes, (c) examinations of tax returns, and (d) any administrative or judicial proceeding in respect of taxes assessed or proposed to be assessed. Such cooperation shall include making all information and documents in their possession available to such other parties as provided in paragraph 5.2. Each member and disregarded entity shall also make available, as reasonably requested and available, personnel (including officers, directors, employees and agents of the parties or their respective affiliates) responsible for preparing, maintaining, and interpreting information and documents relevant to taxes, and personnel reasonably required as witnesses or for purposes of providing information or documents in connection with any administrative or judicial proceedings relating to taxes. Any information or documents provided under this paragraph 5.1 shall be kept confidential by the party receiving the information or documents, except as may otherwise be necessary in connection with the filing of tax returns or in connection with any administrative or judicial proceedings relating to taxes.

5.2     Records. Each member and disregarded entity shall preserve and keep all tax records, whether they be paper, electronic or other medium, related to the Consolidated Tax Liability or any state income tax or TMT liability for so long as the contents thereof may become material in the administration of any matter under the Code or other applicable tax law, but in any event until the expiration of any applicable statutes of limitation. If, prior to the expiration of the applicable statute of limitation a member reasonably determines that any tax records which it is required to preserve and keep under this paragraph 5.2 are no longer material in the administration of any matter under the Code or other applicable tax law, such party may dispose of such records upon 90 days prior notice to the other members. Such notice shall include a list of the records to be disposed of describing in reasonable detail each file, book, or other record accumulation being disposed. The notified parties shall have the opportunity, at their cost and expense, to copy or remove, within such 90-day period, all or any part of such tax records. The members of the Group and any disregarded entity shall make available to each other for inspection and copying during normal business hours upon reasonable notice all tax records in their possession to the extent reasonably required by the other member in connection with the preparation of tax returns, audits, litigation, or the resolution of items under this Agreement.

5.3     Tax Contests. The Common Parent shall control the defense or prosecution of any audit, assessment, or administrative or judicial proceeding relating to, or with potential impact upon, any Consolidated Tax Liability or state income tax or TMT liability (“Tax Contest”) for any Group tax return or TMT return. As provided in paragraph 5.1, members of the Group shall provide information and documents reasonably requested of them by the Common Parent or by the Internal Revenue Service or other state taxing authorities with respect to matters relating to their respective tax items.

Article 6 - Miscellaneous Provisions

6.1    This Agreement supersedes all previous tax allocation agreements among the Common Parent and the members of the Group and other federal income tax allocation agreements or arrangements among the parties to this Agreement.

6.2    It is understood and acknowledged that, in accordance with Treasury regulation section 1.1502-77, the Common Parent will be the agent for all members of the Group with respect to all matters referred to therein and the Common Parent has the power, without the consent of any member, to exercise the authority with respect to the matters set forth therein, including without limitation, making or revoking any elections. Any notice, demand, request or report required or permitted to be given or made to any party under this Agreement shall be in writing and shall be deemed given or made when hand-delivered or when sent by first class mail or by other commercially reasonable means of written communication (including delivery by an internationally recognized courier service or by facsimile transmission) to the party at the party's address as follows:

If to Common Parent:        Tax Department
EFH Corporate Services Company
1601 Bryan Street
Dallas, TX 75201

If to any other member:     Tax Department
EFH Corporate Services Company
1601 Bryan Street
Dallas, Texas 75201

A party may change the address for receiving notices under this Agreement by providing written notice of the change of address to the other parties.

6.3    The parties hereto recognize that from time to time other companies may become members of the Group and hereby agree that such new members will become parties to this Agreement by the signature of an officer of such new member on a document in the form attached hereto as Annex A and it shall not be necessary that the existing members re-execute this Agreement or join with such new member in signing a counterpart of Annex A.

6.4    In order to reflect the parties' course of dealing since January 1, 2010, this Agreement shall be effective for all open taxable years beginning after December 31, 2009, unless the Common Parent otherwise agrees to the termination of the rights and obligations of any party hereunder under such terms and conditions as are mutually agreed upon by the Common Parent and the terminating party, which terms and conditions shall not inure to the detriment of any other party hereto. Notwithstanding such termination, this Agreement shall continue in effect with respect to any payment (including any payment attributable to an adjustment governed by Article 4) or refunds due for all taxable periods prior to termination. Any refund allocated to a member of the Group that, at the time the allocation is made, has left the Group due to sale, merger, liquidation or otherwise shall be made to the member of the Group that received the proceeds of such sale, merger or other transaction or the assets of the former member unless another method of allocation is agreed to prior to the member leaving the Group.

6.5    The Common Parent shall have authority to amend this Agreement through a collateral agreement with any member to take into account any special facts and circumstances of such member. The collateral agreement shall be effective upon execution by all affected parties and need not be executed by members whose rights and liabilities under this Agreement are not affected by the collateral agreement. Any such amendment shall be consistent with the principles of this Agreement.

6.6    This Agreement may be unilaterally amended by the Common Parent in response to legislative or regulatory changes in the tax law; provided that any such amendment shall be consistent with the principles of this Agreement.

6.7    Failure of one or more parties to qualify as a member of the Group shall not operate to terminate this Agreement with respect to the other parties so long as two or more parties continue to so qualify.

6.8    This Agreement shall bind and inure to the benefit of the respective successors and assigns of the parties, but no assignment shall relieve any party's obligations hereunder without the written consent of the other parties except as otherwise provided in paragraph 6.4.

6.9    This Agreement shall be governed by the laws of the State of Texas and the United States of America.

6.10    Any matter not specifically covered by this Agreement shall be handled in the manner determined by the Common Parent in a manner consistent with the principles of this Agreement. Any dispute concerning the interpretation of this Agreement shall be settled in a fair and reasonable manner by the Chief Financial Officer.

6.11    The Chief Financial Officer may delegate any authority and duties granted hereunder to the VP Tax or General Tax Counsel.

6.12    This Agreement contains the entire understanding of the parties with respect to the subject matter contained herein. No alteration, amendment or modification of any of the terms of this Agreement shall be valid unless made by an authorized officer of each member of the Group that is a party hereto except as otherwise provided in paragraphs 6.5 and 6.6. In the event of any inconsistency between this Agreement and any other agreements, the provisions of this Agreement shall control.

6.13     The language in all parts of this Agreement shall in all cases be construed according to its fair meaning and shall not be strictly construed for or against any party.

6.14     The parties shall execute and deliver all documents, provide all information, and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement, including the execution and delivery to the other parties and their affiliates and representatives of such powers of attorney or other authorizing documentation as is reasonably necessary or appropriate in connection with Tax Contests (or portions thereof) under the control of such other parties in accordance with Article 5.

6.15     If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein shall not be affected thereby.

6.16     No failure by any party to insist upon the strict performance of any obligation under this Agreement or to exercise any right or remedy under this Agreement shall constitute waiver of any such obligation, right, or remedy or any other obligation, rights, or remedies under this Agreement.

6.17    This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the 15th day of May, 2012.

[Signatures Appear on Following Page]

Energy Future Holdings Corp.

By: ______/s/ PAUL M. KEGLEVIC__________

Printed name: _____Paul M. Keglevic_________

Title: Executive Vice President and Chief Financial Officer

TXU Receivables Company

By: ______/s/ PAUL M. KEGLEVIC__________

Printed name: _____Paul M. Keglevic_________

Title: President

EFH Australia (No. 2) Holdings Co.

By: ______/s/ PAUL M. KEGLEVIC__________

Printed name: _____Paul M. Keglevic_________

Title: President

EFH FS Holdings Co.

By: ______/s/ PAUL M. KEGLEVIC__________

Printed name: _____Paul M. Keglevic_________

Title: President

EFH Finance (No. 2) Holdings Co.

By: ______/s/ PAUL M. KEGLEVIC__________

Printed name: _____Paul M. Keglevic_________

Title: President

EFH Vermont Insurance Company

By: ______/s/ PAUL M. KEGLEVIC__________

Printed name: _____Paul M. Keglevic_________

Title: Executive Vice President and Chief Financial Officer

Basic Resources Inc.

By: ______/s/ PAUL M. KEGLEVIC__________

Printed name: _____Paul M. Keglevic_________

Title: President

Energy Future Competitive Holdings Company

By: ______/s/ PAUL M. KEGLEVIC__________

Printed name: _____Paul M. Keglevic_________

Title: Executive Vice President and Chief Financial Officer

EFIH Finance Inc.

By: ______/s/ PAUL M. KEGLEVIC__________

Printed name: _____Paul M. Keglevic_________

Title: Executive Vice President and Chief Financial Officer

Energy Future Intermediate Holdings Co. LLC

By: ______/s/ PAUL M. KEGLEVIC__________

Printed name: _____Paul M. Keglevic_________

Title: Executive Vice President and Chief Financial Officer

EFH Corporate Services Company

By: ______/s/ PAUL M. KEGLEVIC__________

Printed name: _____Paul M. Keglevic_________

Title: President

LSGT Gas Company LLC

By: ______/s/ PAUL M. KEGLEVIC__________

Printed name: _____Paul M. Keglevic_________

Title: President

TCEH Finance Inc.

By: ______/s/ PAUL M. KEGLEVIC__________

Printed name: _____Paul M. Keglevic_________

Title: Executive Vice President and Chief Financial Officer

LSGT SACROC Inc.

By: ______/s/ PAUL M. KEGLEVIC__________

Printed name: _____Paul M. Keglevic_________

Title: President

EEC Holdings Inc.

By: ______/s/ PAUL M. KEGLEVIC__________

Printed name: _____Paul M. Keglevic_________

Title: President

EECI, Inc.

By: ________/s/ PAUL M. KEGLEVIC________

Printed name: _____Paul M. Keglevic_________

Title: President

Texas Competitive Electric Holdings Company LLC

By: ______/s/ PAUL M. KEGLEVIC__________

Printed name: _____Paul M. Keglevic_________

Title: Executive Vice President and Chief Financial Officer

EFH Properties Company

By: ______/s/ ANTHONY R. HORTON________

Printed name: _____Anthony R. Horton________

Title: Treasurer

Generation SVC Company

By: ______/s/ ANTHONY R. HORTON________

Printed name: _____Anthony R. Horton________

Title: Treasurer

Luminant Energy Company LLC

By: ______/s/ ANTHONY R. HORTON________

Printed name: _____Anthony R. Horton________

Title: Treasurer

Luminant Energy Trading (CA) Co.

By: ______/s/ ANTHONY R. HORTON________

Printed name: _____Anthony R. Horton________

Title: Treasurer

Luminant ET Services Co.

By: ______/s/ ANTHONY R. HORTON________

Printed name: _____Anthony R. Horton________

Title: Treasurer

Luminant Generation Company LLC

By: ______/s/ ANTHONY R. HORTON________

Printed name: _____Anthony R. Horton________

Title: Treasurer

Luminant Holding Company LLC

By: ______/s/ ANTHONY R. HORTON________

Printed name: _____Anthony R. Horton________

Title: Treasurer

Luminant Mining Company LLC

By: ______/s/ ANTHONY R. HORTON________

Printed name: _____Anthony R. Horton________

Title: Treasurer

TXU Energy Retail Company LLC

By: ______/s/ ANTHONY R. HORTON________

Printed name: _____Anthony R. Horton________

Title: Treasurer

TXU Retail Services Company

By: ______/s/ ANTHONY R. HORTON________

Printed name: _____Anthony R. Horton________

Title: Treasurer

TXU SEM Company

By: ______/s/ ANTHONY R. HORTON________

Printed name: _____Anthony R. Horton________

Title: Treasurer

4Change Energy Company (F/K/A TXU SESCO Energy Services Company)

By: ______/s/ ANTHONY R. HORTON________

Printed name: _____Anthony R. Horton________

Title: Treasurer

Luminant Mining Company LLC
As successor to Luminant Mining Services Co.

By: ______/s/ ANTHONY R. HORTON________

Printed name: _____Anthony R. Horton________

Title: Treasurer

Luminant Generation Company LLC
As successor to Luminant Power Services Co.

By: ______/s/ ANTHONY R. HORTON________

Printed name: _____Anthony R. Horton________

Title: Treasurer

Luminant Energy Company LLC
As successor to Luminant Energy Services Co.

By: ______/s/ ANTHONY R. HORTON________

Printed name: _____Anthony R. Horton________

Title: Treasurer

ANNEX A

ADMISSION OF NEW GROUP MEMBER

THIS AGREEMENT is made as of the ___ day of _________, ____ between Energy Future Holdings Corp. (“EFH”), a Delaware corporation, and (the “New Member”).

RECITALS:

WHEREAS, EFH is the common parent of an affiliated group of corporations within the meaning of section 1504(a) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”); and

WHEREAS, EFH and the members of its affiliated group within the meaning of section 1504(a) of the Code and certain entities disregarded for federal income tax purposes as an entity separate from a member of such affiliated group (the “Group”) executed the Federal and State Income Tax Allocation Agreement Among the Members of the Energy Future Holdings Corp. Consolidated Group (the “Agreement”) as of the ___ day of ______, ____, to allocate federal and state income tax liability and Texas margin tax liability among them; and

WHEREAS, the New Member has become a member of the Group since the Group executed the Agreement;

NOW, THEREFORE, the parties hereto agree as follows:

The New Member shall by its execution of this Admission of New Group Member become subject to the terms of the Agreement effective as of the date first stated above.

Energy Future Holdings Corp.

By ______________________________________
[Name]
[Title]

[NAME OF NEW MEMBER]

By ______________________________________
[Name]
[Title]